EXHIBIT 10.1

THIRD AMENDMENT TO
FIRST AMENDED AND RESTATED CREDIT AGREEMENT
AND RELEASE OF GROUP

This Third Amendment to First Amended and Restated Credit Agreement and Release of Group (this “Third Amendment”), is made as of June __, 2025, by and among (a) ePlus Technology, inc., a Virginia corporation (“Technology”), (b) ePlus Technology Services, inc., a Virginia corporation (“Services”) (Technology and Services, together any additional entities which may hereafter become parties to the Credit Agreement (as defined below) as Borrowers thereunder in accordance with the terms thereof, are hereinafter sometimes referred to collectively as the “Borrowers” and each singly as a “Borrower”), (d) the lenders identified on the signature pages hereof (collectively, the “Lenders”), and (e) Wells Fargo Commercial Distribution Finance, LLC, a Delaware limited liability company, in its capacity as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”).

RECITALS

A.
Technology, Services and SLAIT Consulting, LLC, a Virginia limited liability company (“SLAIT”) are parties to that certain First Amended and Restated Credit Agreement dated as of October 13, 2021 by and among Technology, Services, SLAIT, the Lenders which are parties thereto and Agent, as amended by (i) that First Amendment to First Amended and Restated Credit Agreement dated as of October 31, 2022, by and among Technology, Services, SLAIT, the Lenders which are parties thereto and Agent, and (ii) certain Second Amendment to First Amended and Restated Credit Agreement dated as of March 10, 2023, by and among Technology, Services, SLAIT, the Lenders which are parties thereto and Agent (said First Amended and Restated Credit Agreement, as so amended, is hereinafter referred to as the “Existing Credit Agreement”); and

B.
Borrowers have notified Agent that SLAIT was legally dissolved on March 15, 2025 (the “Dissolution Date”); and

C.
Borrowers have requested that in accordance with the applicable provisions of the Existing Credit Agreement (including Sections 9.7 and 10.1(a) contained therein) that:

(i)
the Lenders (x) consent to the dissolution of SLAIT effective as of the Dissolution Date, and (y) acknowledge and agree that effective as of the Dissolution Date, SLAIT is no longer a Borrower or a Credit Party under the Credit Agreement or any of the other Loan Documents;

(ii)
each of the Agent and the Lenders terminate the Collateralized Guaranty – Group and release ePlus Group, inc., a Virginia corporation (“Group”) from all of its indebtedness, liabilities and obligations under the Collateralized Guaranty – Group and any other Loan Documents to which Group is a party;

(iii)
any and all security interests and Liens which Group has granted to the Agent, for the benefit of the Secured Parties under the Collateralized Guaranty – Group on any and all property or assets of Group be immediately, automatically and without further action, terminated, released and discharged; and

(iv)
the Existing Credit Agreement be amended to reflect that (A) SLAIT is no longer a Borrower or a Credit Party thereunder and (B) Group is no longer a Guarantor thereunder;

all as provided for in this Third Amendment which amends the Existing Credit Agreement (the Existing Credit Agreement, as amended by this Third Amendment, and as the same may be further amended, restated, supplemented or modified, from time to time, is hereinafter referred to as the “Credit Agreement”) (all capitalized terms used herein but not otherwise defined herein (including in the preamble and recitals hereof) shall have the respective meanings ascribed to such terms in the Credit Agreement); and

 D.
Subject to the terms and conditions set forth in this Third Amendment, the Lenders and the Agent are willing to accommodate this request of the Borrowers;

NOW, THEREFORE, in consideration of the premises and the agreements contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto (intending to be legally bound) hereby agree as follows:

1.
Consent to Dissolution of SLAIT. Each of the Lenders hereby (a) consents to the dissolution of SLAIT effective as of the Dissolution Date, and (b) acknowledges and agrees that effective as of the Dissolution Date, SLAIT is no longer a Borrower or a Credit Party under the Credit Agreement or any of the other Loan Documents.

2.
Release of Group. Each of the Lenders and the Agent will execute and deliver to Group, and each of the Borrowers will cause Group to execute and deliver to the Agent and the Lenders, contemporaneously herewith, the Release Agreement, in the form attached hereto as Exhibit A (the “Release Agreement”).

3.
Amendments to Existing Credit Agreement. Subject to the terms and conditions contained herein, the Existing Credit Agreement is hereby amended as follows:

3.1
Amendments to Section 1.1.

(a)
Section 1.1 of the Existing Credit Agreement is hereby amended by deleting in their entirety the definitions of the following terms: “Group,” and “Collateralized Guaranty – Group.”

(b)
Section 1.1 of the Existing Credit Agreement is hereby amended by amending, restating and replacing in their entirety the following definitions:

“Collateral Documents” means, collectively, the Guaranty and Security Agreement – Credit Parties, the Limited Guaranty – Holdings, each other Guaranty, each Control Agreement, each Intellectual Property Security Agreement, and all other security agreements, pledge agreements, patent and trademark security agreements, lease assignments, guaranties and other similar agreements by or between any one or more of any Credit Party and any Lender or Agent for the benefit of Agent, the Lenders and other Secured Parties now or hereafter delivered to the Lenders or Agent pursuant to or in connection with the transactions contemplated hereby, as any of the foregoing may be amended, restated, amended and restated, supplemented and/or modified from time to time.

“Credit Parties” means the Borrowers and each Subsidiary Guarantor. For avoidance of doubt, the term “Credit Party” does not mean and include, and shall not mean and include, any of the following Persons: (a) Holdings, or (b) any direct or indirect Subsidiary of Holdings which as of the Closing Date is not a Borrower (unless later required to become a Credit Party pursuant to the provisions of Section 5.14).

“Guarantor” means Holdings and any other Person who hereafter guarantees the Obligations and any Person that is a “Guarantor” under the Guaranty and Security Agreement – Credit Parties. For avoidance of doubt, Holdings is not a Credit Party under this Agreement and the other Loan Documents.

“Guaranty” or “Guaranties” means, collectively, (a) the Limited Guaranty – Holdings, (b) the Guaranty and Security Agreement – Credit Parties and (c) any other guaranty that may be delivered from time to time in favor of Agent, for the benefit of the Secured Parties, guaranteeing the Obligations.

3.2
Deletion of Section 2.13(d) and References to “Eligible Intercompany Lease Receivables.” Section 2.13(d) of the Existing Credit Agreement is hereby deleted in its entirety and all references to the term “Eligible Intercompany Lease Receivables” in the Credit Agreement (including, without limitation, Sections 1.1, 2.13(a), 2.13(b), 2.13(f) and 6.2(b) contained therein) are deleted in their entirety.

3.3
Amendment to Section 10.20(c). Section 2.13(f) of the Existing Credit Agreement is hereby amended by amending, restating and replacing in their entirety as follows:

“(c)
(i) Any indemnification or other protection provided to any Indemnitee pursuant to this Section 10.20, Section 10.5 (Costs and Expenses) and Section 10.6 (Indemnity) and Article IX (The Agent) and Article XI (Taxes and Yield Protection) and (ii) the provisions of the Guaranty and Security Agreement – Credit Parties, the Limited Guaranty – Holdings, and any other Guaranties, in each case, shall (x) survive the termination of the Allocations and the payment in full of all other Obligations and (y) with respect to clause (i) above, inure to the benefit of any Person that at any time held a right thereunder (as an Indemnitee or otherwise) and, thereafter, its successors and permitted assigns.”

4.
Conditions Precedent. The effectiveness of this Third Amendment and the obligations of Lenders and Agent hereunder are subject to, and contingent upon, Agent receiving each of the following items, each in form and substance acceptable to Agent, unless waived in writing by Agent in its sole and absolute determination:

(a)
A duly executed counterpart of this Third Amendment signed by each of the parties hereto;

(b)
A duly executed counterpart of the Acknowledgement and Agreement at the end of this Third Amendment (the “Acknowledgement and Agreement”) signed by Holdings;

(c)
Resolutions of the board of directors or board of managers, as applicable, of each of Technology, Services, Holdings and Group, dated as of the date hereof, which authorize, direct, and empower the authorized officers to make, execute, and deliver this Third Amendment, the Acknowledgement and Agreement and the Release Agreement, whichever is applicable;

(d)
A certificate of secretary for each of Technology, Services, Holdings and Group, certifying as to the authority, incumbency and signature of the officers of each of Technology, Services, Holdings and Group, whichever is applicable, executing this Third Amendment, the Acknowledgement and Agreement, the Release Agreement and all other documents, agreements and certificates in connection with this Third Amendment;

(e)
Satisfactory evidence that all corporate and other proceedings that are necessary in connection with this Third Amendment, the Acknowledgement and Agreement and the Release Agreement have been taken to the Agent’s satisfaction;

(f)
Certificates of Good Standing for each of Technology, Services, Holdings and Group issued by its state of incorporation or organization, in each case, as of a recent date; and

(g)
Such other matters as Agent may require.

5.
Costs and Expenses.1 Without limiting the obligation of the Credit Parties to reimburse Agent for all reasonable costs, fees, disbursements and expenses incurred by Agent as specified in the Credit Agreement, as amended by this Third Amendment, the Credit Parties agree to pay on demand all reasonable costs, fees, disbursements and expenses of Agent in connection with the preparation, execution and delivery of this Third Amendment and the other agreements, modifications, instruments and documents contemplated hereby (collectively, the “Transaction Documents”), including, without limitation, reasonable attorneys’ fees and expenses.

6.
Representations, Warranties and Covenants of the Credit Parties. Each Credit Party jointly and severally hereby represents and warrants to Agent and Lenders, which representations and warranties shall survive the execution and delivery hereof, that on and as of the date hereof and after giving effect to this Third Amendment:

(a)
Each Credit Party has the corporate power and authority to execute and deliver this Third Amendment and the Transaction Documents to which it is a party (and perform its respective obligations hereunder and thereunder). This Third Amendment and the Transaction Documents to which such Credit Party is a party have been duly authorized by such Credit Party. Each of the Existing Credit Agreement, as amended by this Third Amendment and the Transaction Documents to which such Credit Party is a party, constitutes the legal, valid and binding obligations of such Credit Party, enforceable against such Credit Party in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar law affecting creditor’s rights generally and general principles of equity;

(b)
The execution, delivery and performance by each Credit Party of this Third Amendment and the Transaction Documents to which such Credit Party is a party have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any Governmental Authorities, (ii) violate any Requirement of Law, or (iii) result in a breach of or constitute a default under any indenture or loan or loan agreement or any other agreement, lease or instrument to which such Credit Party is a party or by which it’s properties may be bound or affected;

(c)
Each Credit Party’s representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true, correct and complete in all material respects (or, if any such representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty is true and correct in all respects) on and as of the date hereof except to the extent that such representations and warranties expressly related solely to an earlier date, in which case such representations were true, correct and complete in all material respects (or, if any such representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty is true and correct in all respects) on and as of such earlier date;

(d)
No Default or Event of Default has occurred or is continuing as of the date hereof or shall occur immediately after giving effect to this Third Amendment;

(e)
Each Credit Party’s Organization Documents continue in full force and effect and have not been amended or otherwise modified since October 13, 2021;

1 For the avoidance of doubt, as used in Sections 5, 6, 7, 8 and 11 of this Third Amendment, the term “Credit Party” means and includes (and only means and includes) Technology and Service as Borrowers and does not mean or include either SLAIT or Group.

(f)
All Obligations now due or payable by Borrowers to Lenders or Agent are unconditionally owing by Borrowers to Lenders and Agent, without offset, defense or counterclaim of any kind, nature or description whatsoever; and

(g)
Since March 31, 2025, there has not occurred any Material Adverse Effect.

Each Credit Party acknowledges that Agent and Lenders are specifically relying upon the representations, warranties and agreements contained in this Third Amendment and that such representations, warranties and agreements constitute a material inducement to Agent and Lenders in entering into this Third Amendment.

7.
Release by Credit Parties.

(a)
In further consideration of the execution of this Third Amendment by Agent and Lenders, each Credit Party (on behalf of itself and its shareholders, directors, members, managers, partners, officers, affiliates, successors and assigns) hereby unconditionally, absolutely and irrevocably forever remises, releases, acquits, satisfies and forever discharges Agent and Lenders and their respective successors, assigns, affiliates, parent entities, officers, employees, directors, shareholders, agents and attorneys (collectively, the “Releasees”) from any and all claims, demands, liabilities, disputes, damages, suits, controversies, penalties, fees, costs, expenses, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent (all of the foregoing, “Claims”), occurring on or before the date hereof, which arise from or relate to any actions, omissions, conditions, events, or any other circumstances whatsoever on or prior to the date hereof, including, without limitation, with respect to the Obligations, any Collateral, the Credit Agreement, the transactions relating thereto or hereto, and any other Loan Document, other than for the gross negligence or willful misconduct of Agent as finally determined in a non-appealable order of a court of competent jurisdiction.

(b)
Each Credit Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Credit Party agrees that no fact, event, circumstance, evidence or transaction that could now be asserted or that may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

(c)
Each Credit Party hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that such Credit Party will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by such Credit Party pursuant to the foregoing in this Section.

8.
Reference to Credit Agreement; No Waiver.

(a)
References. Upon the effectiveness of this Third Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby. The term “Loan Documents” as defined in Section 1.1 of the Credit Agreement shall include (in addition to the Loan Documents described in the Credit Agreement) this Third Amendment and the other Transaction Documents.

(b)
No Waiver. The failure of Agent (or, as applicable, Lenders), at any time or times hereafter, to require strict performance by the Credit Parties of any provision or term of the Credit Agreement, this Third Amendment or the other Loan Documents shall not waive, affect or diminish any right of Agent (or, as applicable, Lenders) hereafter to demand strict compliance and performance herewith or therewith. Any suspension or waiver by Agent or Lenders of a breach of this Third Amendment or any Event of Default under the Credit Agreement shall not, except as expressly set forth in a writing signed by Agent, suspend, waive or affect any other breach of this Third Amendment or any Event of Default under the Credit Agreement, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. None of the undertakings, agreements, warranties, covenants and representations of the Credit Parties contained in this Third Amendment shall be deemed to have been suspended or waived by Agent or Lenders unless such suspension or waiver is (i) in writing and signed by Agent and (ii) delivered to the Credit Parties. In no event shall Agent’s and Lenders’ execution and delivery of this Third Amendment establish a course of dealing among Agent, Lenders, Credit Parties or any other obligor, or in any other way obligate Agent or Lenders to hereafter provide any amendments or waivers with respect to the Credit Agreement. The terms and provisions of this Third Amendment shall be limited precisely as written and shall not be deemed (x) to be a consent to any amendment or modification of any other term or condition of the Credit Agreement or of any of the Loan Documents (except as expressly provided herein); or (y) to prejudice any right or remedy which Agent or Lenders may now have under or in connection with the Credit Agreement or any of the Loan Documents.

9.
Full Force and Effect. Except as otherwise expressly provided herein, the Credit Agreement and all of the Loan Documents, in each case, as amended hereby, shall remain in full force and effect and are hereby ratified and confirmed.

10.
Reaffirmation of Security Interest. Each Borrower hereby ratifies and reaffirms any and all grants of Liens to Agent in, to and on the Collateral as security for the Obligations, and each Borrower acknowledges and confirms that the grants of the Liens to Agent for the benefit of itself and Lenders in, to and on the Collateral: (i) represent continuing Liens on all of the Collateral, (ii) secure the indefeasible payment in full in cash all of the Obligations when due or declared due in accordance with the terms of the Credit Agreement, and (iii) represent valid and first priority perfected Liens on all of the Collateral except solely to the extent, if any, of any Permitted Liens.

11.
Miscellaneous. Titles and headings herein are solely for the convenience of the parties and are without substantive legal meaning. This Third Amendment may only be amended or modified by a writing signed by Agent, the Lenders and the Credit Parties. Neither this Third Amendment nor any uncertainty or ambiguity herein shall be construed or resolved against Agent or Lenders, whether under any rule of construction or otherwise.

12.
Incorporation by Reference. Sections 10.5 (Costs and Expenses), 10.8 (Successors and Assigns), 10.9 (Assignments and Participations; Binding Effect), 10.13 (Severability), 10.18 (Governing Law and Jurisdiction), 10.19 (Waiver of Jury Trial), and 10.20 (Entire Agreement; Release; Survival) of the Credit Agreement are incorporated by reference herein, mutatis mutandis, and the parties hereto agree to such terms and agree that such provision apply with equal force to this Third Amendment.

13.
Counterparts; Facsimile Signature. This Third Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Execution of any such counterpart may be by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its discretion, to accept, deny, or condition acceptance of any electronic signature on this Third Amendment. Any party delivering an executed counterpart of this Agreement by faxed, scanned or photocopied manual signature shall also deliver an original manually executed counterpart, but the failure to deliver an original manually executed counterpart shall not affect the validity, enforceability and binding effect of this Third Amendment. The foregoing shall apply to each other Loan Document, and any notice delivered hereunder or thereunder, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

EPLUS TECHNOLOGY, INC.

By:	/s/ Elaine D. Marion

Name:	Elaine D. Marion
Title:	Chief Financial Officer

EPLUS TECHNOLOGY SERVICES, INC.

By:	/s/ Elaine D. Marion

Name:	Elaine D. Marion
Title:	Chief Financial Officer

[Third Amendment – Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC, as Agent, Swingline Lender and as a Lender

By:	/s/ John J. Zebracki

Name:	John J. Zebracki
Title: Its Duly Authorized Signatory

[Third Amendment – Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

Regions Bank, as a Lender

By:	/s/ Bruce Kasper

Name:	Bruce Kasper
Title:	Managing Director

[Third Amendment – Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

Truist Bank, as a Lender

By:	/s/ Cathleen Marston

Name:	Cathleen Marston
Title:	Vice President

[Third Amendment – Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

Citizens Bank, N.A., as a Lender

By:	/s/ Terrence Broderick

Name:	Terrence Broderick
Title:	Senior Vice President

[Third Amendment – Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

COMERICA BANK, as a Lender

By:	/s/ Robert Wilson

Name:	Robert Wilson
Title:	Senior Vice President

[Third Amendment – Signature Page]

ACKNOWLEDGEMENT AND AGREEMENT

The undersigned, a guarantor of the indebtedness of ePlus Technology, inc., a Virginia corporation (“Technology”), ePlus Technology Services, inc., a Virginia corporation (“Services”), and those additional entities which hereafter become parties to the Credit Agreement (as defined in the Third Amendment (as defined below)) as Borrowers in accordance with the terms thereof (together with Technology and Services, each, a “Borrower,” and individually and collectively, jointly and severally, the “Borrowers”) to the Lenders and Agent (each as defined in the Third Amendment), pursuant to that certain First Amended and Restated Limited Guaranty dated October 13, 2021, from ePlus inc., Delaware corporation (“Holdings”) in favor of Agent, for the benefit of the Lenders (the “Limited Guaranty – Holdings”) hereby (A) acknowledges receipt of the foregoing Third Amendment to First Amended and Restated Credit Agreement and Release of Group (the “Third Amendment”); (ii) consents to the terms and execution thereof; (iii) reaffirms all of its obligations to Agent pursuant to the terms of the Limited Guaranty – Holdings and (iv) acknowledges that Agent and Lenders may amend, restate, extend, renew or otherwise modify the Credit Agreement (as defined in the Third Amendment) and any indebtedness or agreement of Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Limited Guaranty – Holdings, for Borrowers’ present and future indebtedness to Agent and Lenders.

EPLUS, INC.

By:	/s/ Elaine D. Marion

Name:	Elaine D. Marion
Title:	Chief Financial Officer

[Acknowledgment and Agreement - Signature Page]

Exhibit A

RELEASE AGREEMENT

This RELEASE AGREEMENT (this “Agreement”) is made and entered into effective as of June __, 2025, by and among (a) ePlus Group, inc., a Virginia corporation (“Group”), (b) the lenders which are parties hereto (collectively, the “Lenders”), and (c) Wells Fargo Commercial Distribution Finance, LLC, a Delaware limited liability company, acting in its capacity as agent for the Lenders (when acting in such capacity, together with its successors and assigns in such capacity, the “Agent”). Group, the Lenders and the Agent are hereinafter sometimes each referred to individually as a “Party” and collectively as the “Parties.”

 In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
Definitions. All capitalized terms not defined in this Agreement but defined in that certain First Amended and Restated Credit Agreement dated as of October 13, 2021, by and among ePlus Technology, inc., a Virginia corporation (“Technology”), ePlus Technology Services, inc., a Virginia corporation (“Services”), (SLAIT Consulting, LLC, a Virginia limited liability company (“SLAIT”) (Services, Technology and SLAIT are hereinafter sometimes referred to collectively as the “Borrowers” and each singly as a “Borrower”), the Lenders which are parties thereto and the Agent, as amended by (a) that certain First Amendment to First Amended and Restated Credit Agreement dated as of October 31, 2022, by and among the Borrowers, the Lenders which are parties thereto and the Agent; (b) that certain Second Amendment to First Amended and Restated Credit Agreement dated as of March 10, 2023, by and among the Borrowers, the Lenders which are parties thereto and the Agent and (c) that certain Third Amendment to First Amended and Restated Credit Agreement and Release of Group, dated of even date herewith, by and among Technology, Services, the Lenders which are parties thereto and the Agent (said First Amended and Restated Credit Agreement, as so amended, is hereinafter referred to as the “Credit Agreement”), shall have the meanings given to such terms in the Credit Agreement.

2.
Release of Group; Termination of Agent’s Liens on Group’s Properties and Assets.

2.1
Release of Group. In consideration of the release contained in Section 3 of this Agreement from Group, acting for itself and on behalf of each of the other Group Parties, and for other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, each of the Lenders and the Agent, acting for itself and on behalf of their respective officers, directors, managers, managing directors, employees, participants, successors, assignees, agents, advisors, attorneys, representatives and any other Person acting for or on behalf of, or claiming through, each or any of them (together with the Agent and each Lender, hereinafter referred to collectively as the “Lender Parties” and each singly as a “Lender Party”), hereby releases and forever discharges Group and its officers, directors, employees, managers, managing directors, participants, assignees, agents, advisors, attorneys, representatives and any other Person acting for or on behalf of, or claiming through, each or any of them (together with Group, hereinafter referred to collectively as the “Group Parties” and each singly as a “Group Party”) from any and all claims, causes of action, indebtedness, liabilities, obligations, sums of money, controversies, agreements, promises, damages, judgments, executions, losses and demands of any kind or nature whatsoever, whether at law, in equity or otherwise, whether known or unknown, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, hidden or concealed, disputed or undisputed, liquidated or unliquidated, matured or unmatured and whether or not accrued, and whether or not asserted or assertable in law, equity or otherwise, during the period commencing from the beginning of the world to and including the date hereof (all of the foregoing is hereinafter sometimes referred to collectively as “Claims”) which relate to, arise out of, or are in any manner whatsoever connected with, but are expressly limited to, the following:

1

(a)
the Collateralized Guaranty – Group, the Credit Agreement, the other Loan Documents and any and all other agreements, documents and instruments (including without limitation, promissory notes, pledge agreements, security agreements, financing statements, guaranties and subordination agreements) executed and/or delivered from time to time pursuant to, or otherwise in connection with, the Collateralized Guaranty – Group, the Credit Agreement or any of other Loan Documents; and

(b)
all actions or omissions to act taken, or contemplated to be taken, by any of the Group Parties in connection with the Collateralized Guaranty – Group, the Credit Agreement or any of the other Loan Documents;

in each case, which any of the Lender Parties now have, or may hereafter have, against any of the Group Parties; provided, however, notwithstanding any provision contained in this Agreement to the contrary, (x) the term “Group Parties” does not mean or include, and shall not be deemed to mean, or include, any of the Borrowers or ePlus, inc., a Delaware corporation; and (y) this Agreement shall not operate to release or waive any Claims, rights or remedies of any of the Lender Parties to enforce the terms of this Agreement.

2.2
Termination of Agent’s Liens on Group’s Properties and Assets. In consideration of the release contained in Section 3 of this Agreement from Group, acting for itself and on behalf of each of the other Group Parties, and for other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, each of the Lenders and the Agent acknowledges and agrees that effective as of the date hereof:

(a)
the Collateralized Guaranty – Group is immediately, automatically and without any further action terminated and shall have no further force or effect;

(b)
any and all security interests and Liens which Group granted to the Agent, for the benefit of the Secured Parties, under the Collateralized Guaranty – Group on any rights, title or interests of Group in and to any and all properties and assets of Group, whether personal, real or mixed, tangible or intangible, is immediately, automatically and without further action, terminated, released and discharged;

(c)
Group or its attorneys may prepare and file such UCC-3 termination statements as such Person may reasonably deem necessary or desirable in connection with the termination of the security interests and Liens set forth in Section 2.2(b) of this Agreement; provided, however, that all such UCC-3 termination statements are reviewed and approved by the Agent or its counsel, such approval not to be unreasonably withheld, delayed or conditioned; and

(d)
at the request of Group or its attorneys, the Agent will execute and deliver to Group or its attorneys such additional instruments and other writings, and take such other action, as such requesting Person may reasonably request to effect or evidence the termination of the Collateralized Guaranty – Group or any instruments executed pursuant thereto, the termination of any deposit account arrangements arising thereunder or related thereto, or the release of any Liens or security interests in favor of the Agent, as described in Section 2.2(b) of this Agreement, in each case, at the sole cost and expense of the Group.

2

3.
Release of Lender Parties. In consideration of the release from the Agent and each Lender contained in Section 2.1 of this Agreement, and for other good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, Group, acting for itself and on behalf of each of the other Group Parties hereby releases and forever discharges each of the Lender Parties from any and all Claims which relate to, arise out of, or are in any manner whatsoever connected with, but are expressly limited to, any of the following:

(a)
the Collateralized Guaranty – Group, the Credit Agreement, the other Loan Documents and any and all other agreements, documents and instruments (including without limitation, promissory notes, pledge agreements, security agreements, financing statements, guaranties and subordination agreements) executed and/or delivered from time to time pursuant to, or otherwise in connection with, the Collateralized Guaranty – Group, the Credit Agreement or any of other Loan Documents;

(b)
all actions or inactions taken or contemplated to be taken by any of the Lender Parties in connection with the Collateralized Guaranty – Group, the Credit Agreement or any of the other Loan Documents;

in each case, which any of the Group Parties now have, or may hereafter have, against any of the Lender Parties; provided, however, notwithstanding any provision contained in this Agreement to the contrary, (x) this Agreement shall not operate to release or waive any Claims, rights or remedies of any of the Group Parties to enforce the terms of this Agreement.

4.
Third Party Beneficiaries. Each of the Group Parties and the Lender Parties who are not signatories to this Agreement is an intended third-party beneficiary of this Agreement.

5.
Governing Law; Jurisdiction; Venue. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest). Each Party hereby (a) agrees to the exclusive jurisdiction of the courts in the State of New York, with respect to any claim or cause of action arising under or relating to this Agreement, (b) waives any objection based on forum non conveniens and waives any objection to venue of any such suit, action or proceeding, (c) waives personal service of any and process upon it, and (d) consents that all services of process be made by registered or certified mail (postage prepaid, return receipt requested) (i) in the case of each of the Agent and the Lenders, at its address stated in Section 10.2 of the Credit Agreement and service so made will be complete when received; and (ii) in the case of the Group, at its address stated with its name at the end of this Agreement.

6.
Miscellaneous. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.

[THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY]

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or representatives as of the date first above written.

EPLUS GROUP, INC.

By:	/s/ Elaine D. Marion

Name:	Elaine D. Marion
Title:	Chief Financial Officer

Address:	ePlus Group, inc.
13595 Dulles Technology Drive
Herndon, VA 20171-3413
Attention: President

[Release Agreement– Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or representatives as of the date first above written.

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC, as Agent, Swingline Lender and as a Lender

By:	/s/ John J. Zebracki

Name:	John J. Zebracki
Title: Its Duly Authorized Signatory

[Release Agreement – Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or representatives as of the date first above written.

Regions Bank,
as a Lender

By:	/s/ Bruce Kasper

Name:	Bruce Kasper
Title:	Managing Director

[Release Agreement– Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or representatives as of the date first above written.

Truist Bank
as a Lender

By:	/s/ Cathleen Marston

Name:	Cathleen Marston
Title:	Vice President

[Release Agreement – Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or representatives as of the date first above written.

Citizens Bank, N.A.,
as a Lender

By:	/s/ Terrence Broderick

Name:	Terrence Broderick
Title:	Senior Vice President

[Release Agreement – Signature Page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or representatives as of the date first above written.

comerica bank,
as a Lender

By:	/s/ Robert Wilson

Name:	Robert Wilson
Title:	Senior Vice President

[Release Agreement – Signature Page]